AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
                                   BETWEEN
                DIAEM RESOURCES, LTD., LKA HOLDINGS, INC. AND
                           LKA INTERNATIONAL, INC.


     THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION is made and entered into as of this 31st day of March, 1988, as amended June 15, 1988 (the "Agreement"), by and between LKA Holdings, Inc., a corporation organized under the laws of the State of Utah ("LKA"), DiaEm Resources, Ltd., a corporation organized under the laws of the Province of British Columbia and to be continued to and existing under the laws of the State of Wyoming, ("DiaEm"), and LKA International, Inc., a corporation organized under the laws of the State of Delaware and a wholly owned subsidiary of DiaEm, ("Subsidiary") hereinafter collectively referred to as the "Constituent Corporations."

     WHEREAS, LKA, is a corporation with interests in gem and precious metals properties; and

     WHEREAS, DiaEm is a corporation with interests in gem properties; and

     WHEREAS, the Board of Directors of LKA and DiaEm deem it advisable to merge into Subsidiary, because each company believes such reorganization is in the best interests of the stockholders of both companies; and

     WHEREAS, LKA and DiaEm intend this Agreement and Plan of Merger and Reorganization to serve as a plan of reorganization and merger pursuant to the provisions of Section 368(a)(1)(A) of the United States Internal Revenue Code of 1986, as amended, to be effectuated by the merger of LKA and DiaEm into Subsidiary.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and subject to the satisfaction of the conditions set forth herein, the parties hereby make the following representations and warranties, and mutually covenant and agree as follows:

                                  ARTICLE I

                                   MERGER

     1.1     Form.   At the Effective Date of the merger, LKA and DiaEm shall
be merged with and into Subsidiary pursuant to the provisions of Section 16-10-66 et seq. Of the Utah Business Corporation Act, Section 251 et seq. Of the Delaware General Corporation Law, and Section 17-1-401 et seq. Of the Wyoming Business Corporation Act and Subsidiary shall continue its corporate existence under the laws of the State of Delaware. The combined companies of LKA, DiaEm and Subsidiary shall be identified as the "Surviving Corporation" in this Agreement. The separate existence and corporate organization of LKA and DiaEm shall cease on the Effective Date of the merger. The corporate existence of Subsidiary shall continue unaffected and unimpaired by the merger and, as the Acquiring Corporation and shall continue as a public company governed by the laws of the State of Delaware.

     1.2 Effective Date. The "Effective Date," as that term is used in this Agreement, shall be the date on which the Articles of Merger of LKA and DiaEm into Subsidiary as filed with the Secretary of State of Delaware, the Corporations division of the State of Utah and the Secretary of State of the State of Wyoming become effective.

     1.3     Effect of Merger.   From and after the Effective Date, the effect
of the merger shall be as provided in the applicable provisions of Utah, Wyoming and Delaware law. Without limiting hte generality of the foregoing, and subject thereto, at the Effective Date all of the following will transpire:

          (a)   The separate existence of LKA and DiaEm shall cease;

          (b) The Surviving Corporation shall possess all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, powers, franchises (whether or not assignable), immunities, and authority of a public, as well as a private, nature of LKA, DiaEm and Subsidiary;

          (c) All obligations, liabilities and claims existing or pending by or against DiaEm or LKA shall be vested in and become the obligations, liabilities, and claims of the Surviving Corporation without further act or deed, all property (real, personal, and mixed), all debts due on whatever account, including subscriptions to shares, all other choses in action, and all and every other interest of or belonging to or due DiaEm or LKA shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and

          (d) Title to any real estate or any interest therein vested in DiaEm or LKA shall be preserved unimpaired, and all liens upon the property of DiaEm or LKA shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date.

     1.4     Closing Date.   The "Closing Date," as that term is used in this
Agreement, shall be no later than five (5) days after fulfillment of the conditions specified in Articles VII and VIII hereof. The Closing Date may be the same date as the Effective Date.

                                  ARTICLE II

                             CONVERSION OF SHARES

     The manner of converting and exchanging the shares of the Constituent Corporation shall be as follows:

     2.1     Basis of Exchange of DiaEm Shares.

          (a) Each share of common stock no par value, of DiaEm outstanding on the Effective Date shall, by virtue of the merger and without any action on the part of the holders thereof, be converted and exchanged into approximately ..6204 shares of the common stock, $0.001 par value of Subsidiary, rounded to the nearest whole share.

          (b) The maximum number of shares to be isseud to DiaEm shareholders up to the Effective Date of the merger shall not exceed 3,605,600 shares.

          (c) Each share of DiaEm common stock issued and held by DiaEm as treasury stock or owned by LKA on the Effective Date, or any shares purchased from dissenting DiaEm shareholders by the Surviving Corporation, shall be canceled and retired and no shares of common stock of Subsidiary shall be issued with respect thereto.

     2.2     Basis of Exchange of LKA Shares.

          (a) Each share of common stock, $0.001 par value, of LKA outstanding on the Effective Date shall, by virtue of the merger and without any action on the part of the holders thereof, be converted and exchanged into approximately .3247 shares of common stock, $0.001 par value of Subsidiary, rounded to the nearest whole share.

          (b) The maximum number to be issued to LKA shareholders up to the Effective Date of the merger shall not exceed 4,394,400 shares.

          (c) Each share of LKA common stock issued and held by LKA as treasury stock or owned by DiaEm on the Effective Date, or any shares purchased from dissenting LKA shareholders by the Surviving Corporation, shall be canceled and retired, and no shares of common stock of Subsidiary shall be issued with respect thereto.

     2.3     Basis of Exchange of Subsidiary Shares.   Each share of common
stock, $0.001 par value, of Subsidiary outstanding on the Effective Date shall, by virtue of the merger and without any action on the part of the holder thereof, be canceled.

     2.4     Options.   At the Effective Date of the merger, all outstanding
options to purchase shares of common stock of DiaEm or LKA shall be converted into an option to purchase shares of common stock of Subsidiary in an amount equal to the number of shares multiplied by the appropriate exchange ratio, and at an exercise price equal to the exercise price per share divided by the appropriate exchange ration, as shall be determined by the Board of Directors of Subsidiary on the Effective Date.

     2.5     Exchange Agent.   As promptly as feasible after the Effective
Date, the Constituent Corporations will make available to an Exchange Agent, mutually agreeable to both LKA's and DiaEm's Board of Directors, for the holders of record of certificates for common stock of LKA and of DiaEm on the Effective Date, certificates for shares of common stock of Subsidiary in sufficient quantities as shall enable shares of LKA and DiaEm to be surrendered and exchanged as herein provided.

     2.6     Surrender and Exchange of Shares.   As promptly as feasible after
the Effective Date, each holder of an outstanding certificate or certificates theretofore representing common stock of LKA and of DiaEm shall be notified by the Exchange Agent and shall surrender such certificate or certificates to the Exchange Agent in the manner specified in the Exchange Agent's notification and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate representing the aggregate number of whole shares of common stock of Subsidiary into which the common stock of LKA or of DiaEm theretofore represented by the certificate or certificates so surrendered shall have been converted and exchanged as herein provided. Until so surrendered, each outstanding certificate which, prior to the Effective Date, represented common stock of LKA or of DiaEm shall not be transferable on the books of the Constituent Corporations, but shall be deemed, for all corporate purposes other than the payment of dividends and other distributions, to evidence ownership of the number of whole shares of common stock of Subsidiary into which the common stock of LKA and DiaEm, which, prior to the Effective Date, were represented thereby, shall have been converted and exchanged.

     Any dividend or other distribution paid by Subsidiary in respect of its common stock otherwise payable to the holder of any outstanding certificate which has not yet been delivered to the Exchange Agent shall be paid to the Exchange Agent and no such dividend or other distribution payable in respect of the common stock of Subsidiary shall be paid to the holder of such outstanding certificate until such certificate shall have been so surrendered to the Exchange Agent. The Exchange Agent shall hold such dividends or other distribution in an interest bearing account. Upon surrender of such outstanding certificate or satisfactory proof of loss and indemnity, there shall be paid by the Exchange Agent to or at the direction of the holder of the certificate of common stock of Subsidiary issued in exchange therefor the amount (without interest thereon) of all dividends and distributions which have theretofore become payable with respect to the number of whole shares of common stock of Subsidiary represented by the certificate issued upon such surrender for exchange.

     From and after the Effective Date, the sole rights of the holders of certificates theretofore representing common stock of LKA and DiaEm, except as otherwise provided by law, shall be those to which they are entitled as owners of common stock of Subsidiary into which the shares of common stock of LKA and DiaEm shall have been converted by the merger as herein provided.

     2.7 Transfers. If any certificate for common stock of Subsidiary is to be issued in a name other than that in which the certificate for common stock of LKA or of DiaEm surrendered for exchange is registered, such exchange shall be on the condition that the certificate so surrendered shall be properly endorsed and otherwise in form for transfer acceptable to the Exchange Agent and that the person requesting such exchange either shall pay to Subsidiary or to the Exchange Agent any transfer or other taxes required by reason of the issuance of such certificate for common stock of Subsidiary or the Exchange Agent shall have determined that such tax has been paid or is not applicable.

     2.8 Termination of Exchange Agent's Duties. One (1) year after the Effective Date, all certificates for shares of common stock of Subsidiary and all dividends or other distributions plus accumulated interest in common stock of Subsidiary, which have been received by the Exchange Agent and have not been distributed as hereinbefore provided, shall be returned to Subsidiary or its agent and the duties of the Exchange Agent shall thereupon terminate. Thereafter, subject to the applicable law, any stockholder of LKA or of DiaEm who has not theretofore surrendered his certificate or certificates for exchange as herein provided shall be entitled, upon surrender of such certificates or certificates to Subsidiary or its agent, to receive a certificate for the number of shares of converted and exchanged under this Agreement, and the amount (without interest thereon) of any dividends and distributions which have theretofore become payable with respect to such shares of common stock of Subsidiary.

     2.9     Closing of Transfer Books of LKA and DiaEm.   At the close of
business on the business day next preceding the Effective Date, the share transfer books of LKA and DiaEm shall be closed and no transfer of shares of LKA or DiaEm shall thereafter be made or consummated. LKA and DiaEm, subject to the merger becoming effective, shall notify its transfer agents at least ten (10) days before the Effective Date of the fact that no transfer of shares will be made after the close of business on the next day preceding the Effective Date.

                                 ARTICLE III

                     CERTIFICATE OF INCORPORATION, BYLAWS
             DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

     3.1     Certificate of Incorporation.   From and after the Effective
Date, the Certificate of Incorporation of Subsidiary shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended as provided by law.

     3.2     Bylaws.   From and after the Effective Date, the Bylaws of
Subsidiary shall be the Bylaws of the Surviving Corporation, until thereafter amended as provided by law.

     3.3 Officers and Directors. At the Effective Date, there shall be four directors of Subsidiary. The directors of Subsidiary shall be Kye A. Abraham, James U. Blanchard, III, Ross J. Macdonald and Emanuel Levine.

     Mr. Kye A. Abraham shall be the chairman of the Board of Directors, president and chief executive officer of Subsidiary. Other officers of Subsidiary will be Emanuel Levine, secretary and such other officers as may be appointed by the directors of Subsidiary at the first meeting of such directors after the merger as set forth herein.

                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF LKA

     As an inducement to enter into this Agreement and to consummate the transactions contemplated herein, LKA represents and warrants to DiaEm and agrees as follows:

     4.1     Organization and Qualification to do Business.   LKA is a
corporation duly organized and validly existing and in good standing under the laws of the State of Utah, and is duly licensed or qualified and authorized to transact business as a foreign corporation in the jurisdictions listed on
Exhibit 4.1 and certified by LKA's president or vice president, which are the only jurisdictions in which the properties owned or the activities conducted by LKA make such licensing or qualification necessary.

     4.2     Subsidiaries; Interests in Other Companies.   As used herein,
"LKA" means LKA and all of its subsidiaries and affiliates as set forth in
Exhibit 4.2 hereof. LKA does not own, directly or indirectly, any stock or equity interest of greater than five percent (5%) in any corporation, partnership, joint venture, business trust or other business entity, except as listed on Exhibit 4.2, and certified by LKA's president or vice president. Each such business entity is duly licensed or qualified and authorized to transact business as a foreign corporation in the jurisdictions listed on
Exhibit 4.2 hereto, which are the only jurisdictions in which the properties owned or the activities conducted make such licensing or qualifications necessary.

     4.3     Capitalization of LKA.   He only authorized capital stock of LKA
consists of 50,000,000 common shares, $0.001 par value, of which 13,532,051 shares were validly issued and outstanding at June 15, 1988 (the "LKA Shares"). Except as set forth on Exhibit 4.3, there are no other shares, options to acquire shares, warrants, or other contracts relating to shares of LKA, and none will be granted, between the date hereof and the Closing Date. The LKA shares are validly issued, fully paid and non-assessable with no liability attaching to the ownership thereof and no person has any pre-emptive, stock purchase or other rights, to acquire any shares of capital stock of LKA.

     4.4     Financial Statements.   The balance sheet and statements of
income of LKA as at December 31, 1987, together with appropriate notes to such financial statements, all accompanied by reports thereon containing opinions without qualifications, by LKA's certified public accountants, are attached hereto as Exhibit 4.4. All such balance sheets and statements of income are correct and complete in all material respects and present fairly the financial position of LKA as at the dates of such financial statements, all in accordance with generally accepted accounting principles applied on a consistent basis. As of December 31, 1987, there was no liability of any material nature or any material amount that should properly be reflected or reserved against in a balance sheet prepared in accordance with generally accepted accounting principles which is not fully reflected or reserved against in said balance sheets as of December 31, 1987. Since December 31, 1987:

          (a) There has been no material adverse change in the financial condition, assets, liabilities, or business of LKA whether or not in the ordinary course of business, considered as a whole from that shown on the December 31, 1987 balance sheet;

          (b) Any damage or destruction in the nature of casualty loss, whether covered by insurance or not, materially and adversely affecting any property or business of LKA, which is material to its financial condition, operations, or business considered as a whole;

          (c) Any other event, condition, or state of facts of any character which materially or adversely affects, or threatens to materially and adversely affect, the present or future results of operations or business, financial condition or property of LKA.

     4.5 Absence of Undisclosed Liabilities. Except as reflected in the balance sheet and notes thereto in Exhibit 4.4 or in Exhibit 4.8, LKA, as of the date thereof, had no material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due. No material claim of any nature has been asserted or threatened against LKA.

     4.6     Properties.   LKA has good and marketable title to all material
properties, assets, leasehold assets, (real and personal) owned and used in its business, including those reflected on Exhibit 4.4 subject to no mortgage, pledge, lien, conditional sales agreement, encumbrance or charge, and the property and the assets owned or leased by LKA constitute all of the assets which are being used in its business, and the fixtures, plan, and operating assets of LKA are in generally good and serviceable condition (other than any which are temporarily out of service in the ordinary course of business) and suitable for the uses for which intended and such property and assets and their uses conform in all material respects to all applicable law, except for:

          (a) liens reflected on Exhibit 4.6(a), certified by LKA's president or vice president and identified as relating to this Agreement, or on Exhibit 4.4 (with respect to which no default exists); and

          (b)   liens for current taxes and assessments not in default; and

          (c) obligations reflect on Exhibit 4.6(c) certified by LKA's president or vice president.

     4.7     Absence of Certain Changes.   Since December 31, 1987, there has
not been:

          (a) Any damage, destruction, or loss having materially adverse effect on the properties or assets of LKA;

          (b) Except as set forth in Exhibit 4.3, any declaration, setting aside, or payment of any dividend or other distribution in respect of LKA's stock; any direct or indirect redemption, purchase, or other acquisition of any stock; any granting of any options to purchase or rights to subscribe to or purchase any shares of stock; any sale or other disposition of any shares of stock; any issuance of shares; or

          (c) Any discharge of any obligation or liability of LKA (absolute or contingent) other than (1) current obligations or liabilities shown on the balance sheet in Exhibit 4.4; and (2) current obligations or liabilities incurred since December 31, 1987, in the ordinary course of business.

     4.8     Material Leases and Contracts.   LKA has delivered to DiaEm a
schedule, certified by LKA's president or vice president and identified as
Exhibit 4.8, describing the leases and contracts of the nature described below. With the exception of the matters set forth in said Exhibit, LKA is not a party to any written or oral:

          (a)   Contract with any labor union;

          (b)   Share purchase or stock option plan;

          (c) Lease, whether as lessor or lessee, with respect to any property, real or personal, at a rental of more than $12,000 per year

          (d) Contract with any party involving a commitment in excess of $25,000;

          (e) Agreements with any employee which cannot be terminated in thirty days or less without cost; or

          (f)   Contract is not made in the ordinary course of business.

     LKA has complied with the provisions of all material leases, contracts and commitments to which it is a party and is not in default with respect to any thereof. LKA has, and on the Effective Date will have performed, ina ll material respects, the obligations required to be performed by it pursuant to such contracts and leases. Copies of all contracts and agreements will be made available to DiaEm. No purchase commitment by LKA is in excess of its ordinary business requirements or at a price in excess of market price at the date thereof. None of such contracts and agreements will expire or be terminated or be subject to any modification of terms or conditions by reason of the consummation of the transactions called for by this Agreement or the proposed merger of LKA into Subsidiary.

     Without written consent of DiaEm, LKA will not:

          (a) Make any changes or modifications in any of the foregoing, make any further additions to its properties, or make any further purchases of machinery or equipment; or

          (b) Incur any further obligations or commitments or purchase any supplies or materials except in the ordinary course of business.

     In the judgment of LKA, none of such contracts or agreements contains
terms unduly burdensome to LKA or is unduly harmful to its business.   LKA is
in compliance with, and on the Effective Date will be in material compliance with, all applicable laws, regulations, rules and orders promulgated (or known by LKA as of the date hereof to be proposed) by any federal, state or local governmental authority relating to the operation of its properties and business. All business and other licenses, permits and authorizations required by law for the operations of LKA have been obtained.

     4.9     Litigation.   Except as set forth on Exhibit 4.9, LKA is not a
party defendant to or the subject of any action, suit, proceeding, claim, counterclaim, investigation, or enforcement proceeding which is pending or, to the best of its knowledge, threatened.

     No stipulation has heretofore been entered into with any governmental agency, and no consent or other decree or order has heretofore been entered or issued by any court or governmental agency, which does or may materially and adversely affect LKA or the property or business of LKA and there involving LKA for any such action. To the best knowledge of LKA, there is no action, suit, proceeding, or investigation (pending or threatened) contemplated which questions the legality, validity or propriety of the transactions contemplated by this Agreement.

     4.10 Tax Returns and Payments. All tax returns and reports of LKA required by law (including without limiting the generality of the foregoing, all income tax, gross receipts, business and occupation, unemployment compensation, social security, sales, use, excise, privilege and franchise tax laws of the United States or any state, territory, municipal or political subdivision thereof, or any other nation) to be filed have been duly and timely filed, and all taxes, assessments, contributions, fees and other governmental charges, duties or impositions (other than those presently payable without penalty or interest and those currently being contested in good faith) upon LKA or upon or measured by the properties, assets or income of LKA have been paid. Except as set forth on Exhibit 4.10, no federal or state income and gross receipts tax returns of LKA have been audited by the Internal Revenue Service or applicable state taxing authority for which additional amounts remain outstanding. LKA has not received any notice of assessment or proposed assessment of any federal or state tax upon or measured by its income and has no knowledge of any basis for any material additional assessment of any such tax.

     4.11 Directors and Officers; Compensation; Banks. LKA has delivered to DiaEm a list, attached as Exhibit 4.11 and certified by LKA's president or vice president, setting forth:

          (a) The names, addresses and titles of all directors, officers and 10% shareholders and of all persons whose compensation from LKA as of the date hereof will equal or exceed at an annual rate the sum of $50,000.

          (b) The name and address of each bank in which LKA has an account or safe deposit box, the identification or account number thereof, and the names of all persons who are authorized to draw thereon or who have access thereto; and

          (c) The names of all persons holding tax or other power of attorney from LKA and a summary of the terms thereof.

     4.12     Shareholders.   LKA will deliver to DiaEm, at least 10 days
prior to Closing, Exhibit 4.12 certified by LKA's president or vice president, setting forth the names and residences of all lka's shareholders, including any beneficial owners, if known, and the number of shares of LKA held.

     4.13(a)   Questionable Payments.  To the best of the knowledge of the officers of LKA, since December 31, 1985:

          (i) Neither LKA nor any of its current or former directors, officers, or employees nor any third party acting on behalf of LKA have, directly or indirectly, made any bribes, kickbacks or any other payments of a similar or comparable nature, whether lawful or not, to any person or entity, public or private, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions or to pay for favorable treatment for business already secured or for special concessions already obtained;

          (ii) No funds or property of any kind of LKA was donated, loaned, or made available, directly or indirectly, for the benefit of, or for the purpose of oposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign;

          (iii) no officer, employee, contractor, or agent of LKA was compensated, directly or indirectly, by LKA for time spent or expenses incurred in performing services for the benefit of, or for the purpose of opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign.

          (iv) LKA has not made any loan, donations, or other disbursements, directly or indirectly, to officers or employees of LKA or others for contributions made, or to be made, directly or indirectly, for the benefit of, or for the purpose of opposing, any government or subdivision thereof, political party, candidate or committee either domestic or foreign; and

          (v) LKA has not, or any other entity acting on behalf of LKA, maintained or maintains a bank account or any other account of any kind, whether domestic or foreign, which account was not reflected in the corporate books and records, or which account was not listed, titled, or identified in the name of LKA.

     4.13(b)     Certain Transactions.  Except as shown on Exhibit 4.13(b), since January 1, 1986, no contracts have been entered into, and no transactions have occurred, between LKA and any director, officer, or affiliate of LKA. As to each such contract or transaction, if any, Exhibit 4.13(b) identifies each party thereto, the nature of such contract or transaction and all other material terms thereof. Copies of all contracts identified on Exhibit 4.13(b) have been delivered to DiaEm.

     4.13(c)     Disclosure.  Neither this Agreement nor any exhibit hereto nor any written statement or list furnished or to be furnished to DiaEm pursuant hereto or in connection with the transactions contemplated hereby or furnished to the LKA shareholders, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. There is no material fact which adversely materially affects the business, property or assets of LKA or, to the best of the knowledge of LKA, in the future is likely to adversely affect the business, property or assets of LKA which has not been described or set forth or referred to in this Agreement or in the exhibits referred to herein.

     4.14     No Finder.   LKA has not paid or become obligated to pay any fee
or commission to any broker, finder, or intermediary for or on account of the transactions provided for in this Agreement.

     4.15     Ability to Carry Out Obligations Hereunder.   The execution and
delivery of this Agreement of LKA and the performance by LKA of its obligations hereunder will not conflict with or result in any breach or violation of any of the provisions of or constitute a default under any indenture, mortgage, charter instrument, bylaw or other agreement or instrument to which LKA is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required.

     4.16 Updating of Exhibits and Statements. On the Closing Date, LKA will deliver to DiaEm supplemental Exhibit 4.16 certified by LKA's president or vice president, setting forth any material changes which have occurred in any statement made, or exhibit or document delivered, under this Agreement.

     4.17 Approval by Board of Directors. The execution, delivery, and performance of this Agreement by LKA has been duly authorized and approved by its Board of Directors, subject to approval of the Plan and the transactions contemplated herein by its stockholders as contemplated by Article 6 hereof, and neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance with nor fulfillment of the terms and provisions of this Agreement, will:

          (a) conflict with or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement, mortgage, judgment, order, award, decree, or other restriction to which it is a party or by which it is bound or any statute or regulatory provisions affecting it, or

          (b) with respect to LKA, required the approval, consent or authorization of any federal, state, or local court, governmental authority or regulatory body.

Subject to approval of the Plan and the transactions contemplated herein by the LKA stockholders, LKA has, and will have on the Closing Date, full power and authority to do and perform all acts and things required to be done by LKA under this Agreement.

                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF DIAEM

     As an inducement to LKA to enter into this Agreement and to consummate the transactions contemplated herein, DiaEm represents and warrants to LKA and agrees as follows:

     5.1     Organization and Qualification to do Business.   DiaEm is a
corporation duly organized and validly existing and in good standing under the laws of British Columbia, and on the Effective Date will have continued its corporate existence to the State of Wyoming, and is duly licensed or qualified and authorized to transact business as a foreign corporation in the jurisdictions listed on Exhibit 5.1, and certified by DiaEm's president or vice president, which are the only jurisdictions in which the properties owned or the activities conducted by DiaEm make such licensing or qualifications necessary.

     5.2 Subsidiaries; Interests in Other Companies. As used herein, "DiaEm" means DiaEm and all of its subsidiaries and affiliates as set forth in
Exhibit 5.2 hereof. DiaEm does not own, directly or indirectly, any stock or equity interest of greater than five percent (5%) in any corporation, partnership, joint venture, business trust or other business entity, except as listed on Exhibit 5.2 and certified by DiaEm's president or vice president. Each such business entity is duly licensed or qualified and authorized to transact business as a foreign corporation in the jurisdiction listed on
Exhibit 5.2 hereto, which are the only jurisdictions in which the properties owned or the activities conducted make such licensing or qualifications necessary.

     5.3     Capitalization of DiaEm.   The only authorized capital stock of
DiaEm consists of 10,000,000 common shares, no par value, of which there were 5,811,586 common shares validly issued and outstanding at June 15, 1988 (the "DiaEm Shares"). Other than as set forth on Exhibit 5.3, there are no other shares, options to acquire shares, warrants, or other contracts relating to shares of DiaEm, and none will be granted, between the date hereof and the Closing Date. The DiaEm Shares are validly issued, fully paid and non-assessable with no liability attaching to the ownership thereof and no person has any pre-emptive, stock purchase, or other rights to acquire any shares of common stock of DiaEm.

     5.4     Financial Statements.   The consolidated balance sheets and
statements of income of DiaEm as of June 30, 1987 and December 31, 1987, together with appropriate notes to such financial statements, all accompanied by reports thereon containing opinions without qualification by DiaEm's certified public accountants have been delivered to LKA. All such balance sheets and statements of income will be herein referred to as Exhibit 5.4 and are correct and complete in all material respects and present fairly the financial position of DiaEm as of the dates of such financial statements, all in accordance with generally accepted accounting principles applied on a consistent basis. As of December 31, 1987, there was no liability of any material nature or any material nature or any material amount that should properly be reflected or reserved against in a balance sheet prepared in accordance with generally accepted accounting principles which is not fully reflected or reserved against in said balance sheet as of December 31, 1987. Since December 31, 1987;

          (a) There has been no material adverse change in the financial condition, assets, liabilities, or business of DiaEm, whether or not in the ordinary course of business, considered as a whole from that shown on said balance sheet;

          (b) Any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, materially and adversely affecting any property or business of DiaEm which is material to its financial condition, operations, or business considered as a whole; and

          (c) Any other event, condition, or state of facts of any character which materially and adversely affects, or threatens to materially and adversely affect, the present or future results of operations or business, financial condition or property of DiaEm considered as a whole, in any case other than as disclosed in this Agreement.

     5.5     Absence of Undisclosed Liabilities.   Except as reflected in the
balance sheet and notes thereto in Exhibit 5.4 or in Exhibit 5.8, DiaEm, as of the date hereof, has no material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due. No material claim of any nature has been asserted or threatened against DiaEm.

     5.6 Properties. DiaEm has good and marketable title to all material properties, assets, leasehold assets, (real and personal) owned and used in its business, including those reflected on Exhibit 5.4 subject to no mortgage, pledge, lien, conditional sales agreement, encumbrance or charge, and the property and the assets owned or leased by DiaEm constitute all of the assets which are being sued in its business, and the fixtures, plant, and operating assets of DiaEm are in generally good and serviceable condition (other than any which are temporarily out of service in the ordinary course of business) and suitable for the uses for which intended and such property and assets and their uses conform in all material respects to all applicable law, except for:

          (a) liens reflected on Exhibit 5.6(a), certified by DiaEm's president or vice president and identified as relating to this Agreement, or on Exhibit 5.4 (with respect to which no default exists); and

          (b)   liens for current taxes and assessments not in default; and

          (c) obligations reflected on Exhibit 5.6(c), certified by DiaEm's president or vice president.

     5.7     Absence of Certain Changes.   Since December 31, 1987, and except
as contemplated by this Agreement, there has not been:

          (a) Any damage, destruction, or loss having a materially adverse effect on the properties or assets of DiaEm;

          (b) Any declaration, setting aside, or payment of any dividend or other distribution in respect of DiaEm's stock, or any direct or indirect redemption, purchase, or other acquisition of any stock or any granting of any options to purchase or any rights to subscribe to or purchase any shares of stock or any sale or other disposition of any shares of stock or any issuance of shares; or

          (c) Any discharge of any obligation or liability of DiaEm (absolute or contingent) other than: (i) Current obligations or liabilities shown on the balance sheets in Exhibit 5.4; and (ii) current obligations or liabilities incurred since December 31, 1987, in the ordinary course of business.

     5.8     Material Leases and Contracts.   DiaEm has delivered to LKA a
schedule, certified by DiaEm's president or vice president and identified as
Exhibit 5.8, describing the leases and contracts of the nature described below. With the exception of the matters set forth in said Exhibit, DiaEm is not a party to any written or oral:

          (a)   Contract with any labor union;

          (b)   Share purchase or stock option plan;

          (c) Lease, whether as lessor or lessee, with respect to any property, real or personal, at a rental of more than $12,000 per year;

          (d) Contract with any party involving a commitment in excess of $25,000;

          (e) Agreements with any employee which cannot be terminated in thirty days or less without cost; or

          (f)   Contract not made in the ordinary course of business.

     DiaEm has complied with the provision so fall material leases, contracts and commitments to which it is a party and is not in default with respect to any thereof. DiaEm has and on the Effective Date will have performed in all material respects the obligations required to be performed by it pursuant to such contracts and leases. Copies of all contracts and agreements identified in Exhibit 5.8 will be made available to LKA. No purchase commitment by DiaEm is in excess of market price at the date thereof. Except as set forth in
Exhibit 5.8 or any other schedule referred to herein, none of such contracts and agreements will expire or be terminated or be subject to any modification of terms or conditions by reason of the consummation of the transactions called for by this Agreement or the proposed merger of DiaEm into Subsidiary.

       Without the written consent of LKA, and except as contemplated by this Agreement, DiaEm will not:

          (a) Make any changes or modifications in any of the foregoing, make any further additions to its properties, or make any further purchases of machinery or equipment; or

          (b) Incur any further obligations or commitments or purchase any supplies or materials except in the ordinary course of business.

     In the judgment of DiaEm, none of such contracts or agreements contains terms unduly burdensome to DiaEm or is unduly harmful to its business. DiaEm is in compliance with, and on the Effective Date will be in material compliance with, all applicable laws, regulations, rules, and orders promulgated (or know by DiaEm as of the date hereof to be proposed) by any federal, state, or local governmental authority relating to the operation of its properties and business. All business and other licenses, permits, and authorizations required by law for the operation of DiaEm have been obtained.

     5.9     Litigation.   Except as set forth on Exhibit 5.9, DiaEm is not a
party defendant to or the subject of any action, suit, proceeding, claim, counterclaim, investigation or enforcement proceeding which is pending or, to the best of its knowledge, threatened.

     No stipulation has heretofore been entered into with any governmental agency, and no consent or other decree or order has heretofore been entered or issued by any court or governmental agency which does or may materially and adversely affect DiaEm or the property or business of DiaEm and there are no legal or administrative proceedings of any kind now pending or threatened in any manner involving DiaEm, except as aforesaid, nor is there any basis known to DiaEm for any such action. There is no action, suit, proceeding or investigation pending, threatened or, to the knowledge of DiaEm, contemplated which questions the legality, validity or propriety of the transactions contemplated by this Agreement.

     5.10     Tax Returns and Payments.   All tax returns and reports of DiaEm
required by law (including, without limiting the generality of the foregoing, all income tax, gross receipts, business and occupation, unemployment compensation, social security, sales, use, excise, privilege and franchise tax laws of Canada or any province thereof or of the United States or any state, territory or municipal or political subdivision thereof of any other nation) to be filed have been duly and timely filed, and all taxes, assessments, contributions, fees and other governmental charges, duties or impositions (other than those presently payable without penalty or interest and those currently being contested in good faith) upon DiaEm or upon or measured by the properties or assets or income of DiaEm have been paid. No income and gross receipts tax returns of DiaEm have been audited by the applicable taxing authority for which additional amounts remain outstanding. DiaEm has not received any knowledge of any basis for any material additional assessment of any such tax.

     5.11     Directors and Officers; Compensation; Banks.   DiaEm has
delivered to LKA a list, attached as Exhibit 5.11, and certified by DiaEm's president or vice president, setting forth:

          (a) The names, addresses, and titles of all directors and officers and of all persons whose compensation from DiaEm as of the date hereof will equal or exceed at an annual rate the sum of $50,000;

          (b) The name and address of each bank in which DiaEm has an account or safe deposit box, the identification or account number thereof, and the names of all persons who are authorized to draw thereon or who have access thereto; and

          (c) The names of all persons holding tax or other power of attorney from DiaEm and a summary of the terms thereof.

     5.12     Shareholders.   DiaEm will delivery to LKA, at least ten days
prior to closing, Exhibit 5.12, certified by DiaEm's president or vice president, setting forth the names and residences of all DiaEm shareholders, including any beneficial owners, if known, and the number of shares of DiaEm held.

     5.13(a)     Questionable Payments.   To the best of the knowledge of the
officers of DiaEm since June 30, 1996:

     (i) Neither Diaem nor any of its current or former directors, officers, or employees nor any third party acting on behalf of DiaEm have, directy or indirectly, made any bribes, kickbacks or other payments of a similar or comparable nature, whether lawful or not, to any person or entity, public or private, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions or to pay for favorable treatment for business secured or for special concessions already obtained;

     (ii) No funds or property of any kind of DiaEm was donated, loaned, or made available, directly or indirectly, for the benefit of, or for the purpose of opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign;

     (iii) No officer, employee, contractor or agent of DiaEm was compensated, directly or indirectly, by DiaEm for time spent or expenses incurred in performing services for the benefit of, or for the purpose of opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign.

     (iv) DiaEm has not made any loans, donations, or other disbursements, directly or indirectly, to officers or employees of DiaEm or others for contributions made or to be made, directly or indirectly, for the benefit of, or for the purpose of opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign; and

     (v) DiaEm has not, or any other person or entity acting on behalf of DiaEm, maintained or maintains a bank account, or other account of any kind whether domestic or foreign, which account was not reflected in the corporate books and records or which account was not lsited, titled or identified in the name of DiaEm.

     5.13(b)     Certain Transactions.   Except as shown on Exhibit 5.13(b),
since June 30, 1986, no contracts have been entered into, and no transactions ahve occurred, between DiaEm and any director, officer or affiliate of DiaEm. As to each such contract or transaction, if any, Exhibit 5.13(b) identifies each party thereto, the nature of such contract or transaction, and all other material terms thereof. Copies of all contracts identified on Exhibit 5.13(b) have been delivered to LKA.

     5.13(c)     Disclosure.   Neither this Agreement nor any exhibit hereto,
nor any written statement or list furnisehd or to be furnished to LKA pursuant hereto or in connection with the shareholders' meetings, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. There is no material fact which necessary in order to make the statements contained therein not misleading. There is no material fact which adversely materially affects the business, property or assets of DiaEm which has not been described or set forth or referred to in this Agreement or in the schedules referred to herein.

     5.14     No Finder.   DiaEm has not paid or become obligated to pay any
fee or commission to any broker, finder or intermediary for or on account of the transactions provided for in this Agreement.

     5.15     Ability to Carry Out Obligations Hereunder.   The execution and
delivery of this Agreement by DiaEm and the performance by DiaEm of its obligations hereunder will not conflict with or result in a breach or violation of any of the provisions of or constitute a default under any indenture, mortgage, charter instrument, bylaw, or other agreement or instrument to which DiaEm is a party or by which it may be bound, nor will any consents or authorizations of any party other than the Superintendent of Brokers, the Vancouver Stock Exchange, and those hereto be required.

     5.16     Updating of Exhibits and Statements.   On the closing date,
DiaEm will deliver to LKA a supplemental Exhibit 5.16 certified by DiaEm's president or vice president, setting forth any material changes which have occurred in any statement made, or exhibit or document delivered under this Agreement.

     5.17     Approval by Board of Directors.   The execution, delivery, and
performance of this Agreement by DiaEm has been duly authorized and approved by the Board of Directors, subject to receipt and approval of the exhibits mentioned herein and further subject to approval of the Plan and the transactions contemplated herein by its stockholders as contemplated by
Article 6 hereof, and neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance with nor fulfillment of the terms and provisions of this Agreement will:

          (a) Conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Articles of Incorporation or Bylaws of DiaEm, any instrument, agreement, mortgage, judgment, order, award, decree, or other restriction to which it is a party or by which it is bound or any statute or regulatory provisions affecting it; or

          (b) With respect to DiaEm, require the approval, consent, or authorization of any federal, state, or local court, governmental authority or regulatory body other than the Superintendent of Brokers and the Vancouver Stock Exchange.

Subject to approval of the Plan and the transactions contemplated hereby (including the continuance to the State of Wyoming) by the DiaEm stockholders, DiaEm has, and will have on the Closing Date, full power and authority to do and perform all acts and things required to be done by DiaEm under this Agreement.

                                ARTICLE VI

                      ACTION PRIOR TO EFFECTIVE DATE

     The parties covenant to take the following actions between the date hereof and the Effective Date:

  6.1 (a)  Approval by stockholders.   LKA and DiaEm will, as soon as
      reasonably practical after the Registration Statement (as defined below) shall become effective, each duly call and will promptly hold a meeting of its stockholders for the purpose of approving the Plan and the transactions called for herein on the terms and conditions set forth in this Agreement, and in the case of DiaEm approving the continuance of its corporate existence to the State of Wyoming or will obtain the consent of shareholders and in connection therewith will comply fully with the applicable provisions of the Utah Business Corporation Act, the British Columbia Company Act, the Delaware General Corporation Law and the Wyoming Business Corporation Act relating to the call and holding of meetings of stockholders for such purpose.

  6.1 (b) Registration Statement. As soon as practicable hereafter Subsidiary will file with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-4 (the "Registration Statement") for the purpose of registering the shares of Subsidiary to be exchanged for the shares of LKA and DiaEm pursuant to paragraph 2 of this Agreement. Subsidiary will use all reasonable efforts to cause the Registration Statement to become effective as soon as possible.

  6.1  (c)  Listing on NASDAQ and Vancouver Stock Exchange.
       Subsidiary shall use all reasonable efforts to obtain, prior to the effective time of the merger, approval for the listing on the National Association of Securities Dealers Automatic Quotation System, and the Vancouver Stock Exchange upon official notice of issuance, of (a) the shares of Subsidiary common stock to be exchanged for the issued and outstanding shares of LKA capital stock pursuant to paragraph 2 of this Agreement, and (b) the shares of Subsidiary common stock to be exchanged for the DiaEm common stock pursuant to paragraph 2 of this Agreement.

  6.1 (d) Access and Information. LKA and DiaEm shall give to the counsel, accountants, auditors, engineers, and other authorized representatives of the other, full access during normal business hours throughout the period prior to the Closing Date to all of each company's properties, books, contracts, commitments and records for the purpose of examining the same and shall furnish each other with all information concerning each company's affairs as may be reasonably requested. LKA and DiaEm each covenant not to divulge any confidential information imparted to it by the other hereunder, except to the extent necessary to take actions reasonably contemplated under this Agreement.


  6.2 Completion of Examinations. LKA and DiaEm shall each complete its examination under paragraph 6.1(d) on or before the Closing Date. If such examination discloses that any representations made in Article IV or V is inaccurate in any material respect or that any deficiencies or errors in such representations materially and detrimentally impair the value or utility of the properties or the operation or good will or the business of either Constituent Corporation, the other Constituent Corporation shall, not later than the Closing Date, give such other Constituent Corporation written notice thereof. In such case, unless all such defects be cured to the reasonable satisfaction of the other Constituent Corporation prior to the Closing Date, then it may, at its option, by written notice to the other, either waive the uncured defects or terminate and rescind this Agreement without any liability upon any party in favor of another.

  6.3 Nature of Statements and Survival of Representations and
      Warranties. All statements of fact in this Agreement or contained in any authorized written statement, certificate or other document delivered by or on behalf of either LKA or DiaEm pursuant to this Agreement, shall be deemed representations and warranties of LKA to DiaEm or Diaem to LKA, as the case may be. Any such representations and warranties shall survive the Closing Date for a two-year period notwithstanding any investigation and neither LKA nor DiaEm intends to nor shall it waive by the closing of this Agreement any rights which either may have with respect to the breach of said representations or warranties notwithstanding any knowledge of such breach prior to the closing.

  6.4 Further information.   LKA and DiaEm shall furnish to each other
      promptly such material and information as may reasonably be required and requested for inclusion in any filing with any governmental agency or authority.

  6.5 Closing Documents.   LKA and DiaEm shall obtain for delivery to
      each other on the Closing Date such papers and documents as counsel may reasonably request in connection with the closing.

  6.6 Make No Material Changes.   LKA and DiaEm shall, except as
      contemplated by this Agreement, make no material change in their business or operations; declare or pay no dividend (other than declared regular cash dividends) or make any other distribution to shareholders; issue n shares (including treasury shares), warrants, options, notes or other securities or commit itself to do so nor effect any stock split or share dividend; mortgage, pledge, or subject to lien any of its properties or assets; alter or amend its Articles of Incorporation or Bylaws; make no material change in the compensation of officers or key employees and not enter into any contract or commitment, waive any rights, or enter into any other transactions affecting their business other than in accordance with the terms of this Agreement, or in the ordinary course of business and in conformity with past practices without the prior approval of the other.

  6.7 Obtain Consents to Assignments.   With respect to all contracts,
      leases and other agreements to be transferred and assigned to the Surviving Corporation which require consent of the other party for such assignment, LKA and DiaEm each agree to use their best efforts to obtain such consents and modifications, but failure to obtain such consents and modifications as to matters which are not material to the transactions contemplated in this Agreement shall not abrogate this Agreement.

                                      ARTICLE VII
                    CONDITIONS PRECEDENT TO OBLIGATIONS OF DIAEM

     The obligations of DiaEm under this Agreement shall, at the option of DiaEm, be subject to the fulfillment, on or prior to the Effective Date of the following conditions:

  7.1 No Misrepresentations or Breach of Warranties or Covenants.
      There shall have been no breach by LKA in the performance of any of this covenants herein, each of the representations and warranties of LKA contained or referred to in this Agreement shall be true and correct in all material respects on the Effective Date as though made on the Effective Date, and there shall have been delivered to DiaEm, a certificate to that effect, dated the Effective Date, and signed on behalf of LKA by its president or vice president.


  7.2 No Changes or Destruction of Property. There shall have been, between the date hereof and the Effective Date, no material adverse change in the condition, financial or otherwise, of LKA, and the properties and assets of LKA taken as a whole shall not have been materially damaged by fire, flood, casualty, act of God or other cause (unless adequately covered by insurance), and there shall have been delivered to DiaEm a certificate or certificates to that effect, dated the Effective Date, and signed on behalf of LKA by its president or vice president.

  7.3 Letter of Opinion of LKA's Counsel.   DiaEm shall have received
      from Messrs. Suitter Axland Armstrong & Hanson, counsel for LKA, an opinion dated the Closing Date, in form and substance satisfactory to DiaEm and its counsel, to the effect that:

  (a) LKA is a duly organized and validly existing corporation in good standing under the laws of the State of Utah; and LKA has the corporate power and authority to consummate the merger as provided herein.


  (b) The authorized capital of LKA consists of 50,000,000 shares of common stock, $0.001 par value, of which 13,532,051 shares are issued and outstanding; and all of the issued and outstanding shares of common stock of LKA at the Effective Date are validly issued, fully paid, and nonassessable.

  (c) This Agreement and the transactions contemplated by such Agreement have been duly approved by the Board of Directors and the shareholders of LKA and such agreement has been duly and validly executed and delivered by LKA; all corporate and other proceedings required under the Utah Business Corporation Act, the Delaware General Corporation Law or otherwise to be taken by or on behalf of LKA or subsidiary to authorize the execution and delivery of such Agreement and the consummation of the merger contemplated in such Agreement have been duly taken; and such Agreement is the valid and binding agreement of LKA.

  (d) Neither the execution nor delivery of this Agreement, nor the fulfillment of the terms and provisions thereof will conflict with or result in the breach of any terms, conditions, or provisions of, or constitute a default under, the Articles of Incorporation or the Bylaws of LKA, or any agreement or instrument known to such counsel to which LKA is a party or by which it is bound.

  (e) Such counsel does not know and has not reason to believe that any action, suit, proceeding or investigation si pending or threatened against LKA which might result in a material adverse change in the properties, business or assets or in the condition (financial or otherwise) of LKA or that any action, suit, or proceeding by any governmental agency is pending which questions the legality, validity or propriety of this Agreement or of any action taken by the parties hereto or the shareholders of LKA pursuant to or in connection with such Agreement.

  (f) Upon the completion of the filings intended to effect the merger of LKA into Subsidiary, the outstanding share of LKA will be converted into common stock of Subsidiary upon the basis set forth in this Agreement.

  (g) Nothing has come to the attention of such counsel to indicate that any of the representations and warranties of LKA contained in this Agreement is untrue or misleading in any material respect.

  (h) While such counsel need make no representation that they have independently verified the accuracy or completeness of the information contained in the Registration Statement (except for the financial statements included therein, as to which such counsel need express no opinion) they have no reason to believe that at the time of the mailing of the Registration Statement, at the time of the meeting of the stockholders of LKA or at the Closing Date, the Registration Statement contained (as to LKA and Subsidiary and the transactions contemplated by this Agreement) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in the light of the circumstances in which they were made.

     In giving such opinion, Suitter Axland Armstrong & Hanson may rely, as to matters of fact, upon certificates of officers of DiaEm, Subsidiary and LKA as to matters of law upon opinions of other counsel satisfactory to them, provided that such counsel shall state that they believe that they are justified in relying upon such certificates and opinions and deliver copies thereof to DiaEm and LKA prior to the Closing Date.

  7.4 Shareholder and Director Approval.   The directors and
      shareholders of LKA and the directors and shareholders of DiaEm shall have taken all corporate action necessary to effect the merger, and in the case of DiaEm to effect the continuance to the State of Wyoming and LKA shall have furnished DiaEm with certified copies of resolutions, duly adopted by its directors and shareholders, in form and content satisfactory to counsel for DiaEm, in connection with the foregoing.

  7.5 No Lawsuit Against Merger.   No lawsuit challenging the legality
      of the transactions contemplated by this Agreement shall have been instituted by any governmental agency or any other person which in the opinion of counsel of DiaEm is materially adverse.

  7.6 All Corporate Action Completed by September 30, 1988. All corporation action by LKA as set forth in this Agreement, including the approval of this Agreement and the filing of the Articles of Merger with the proper agencies of the States of Utah, Wyoming and Delaware, must be completed by September 30, 1988 unless extended by mutual agreement.

                            ARTICLE VIII
               CONDITIONS PRECEDENT TO OBLIGATIONS OF LKA

     The obligations of LKA under this Agreement shall, at the option of LKA, be subject to the fulfillment on or prior to the Effective Date of the following conditions:

  8.1 No Misrepresentations or Breach of Warranties and Covenants. There shall have been no breach by DiaEm in the performance of any of its covenants herein, each of the representations and warranties of DiaEm contained or referred to in this Agreement shall be true and correct in all material respects on the Effective Date as though made on the Effective Date, and there shall have been delivered to LKA a certificate or certificates to that effect, dated the Effective Date, and signed on behalf of DiaEm by its president or vice president.

  8.2 No Changes or Destruction of Property.   There shall have been,
      between the date hereof and the Effective Date, no material adverse change in the condition, financial or otherwise, of DiaEm and the properties and assets of DiaEm taken as a whole shall not have been materially damaged by fire, flood, casualty, act of God, or other cause (unless adequately covered by insurance) and there shall have been delivered to LKA a certificate or certificates to that effect, dated the Effective Date, and signed on behalf of DiaEm by its president or vice president.

  8.3 Letter of Opinion of DiaEm's Counsel.   LKA shall have received
      from counsel for Diaem, opinions dated the Closing Date, in form and substance satisfactory to LKA and its counsel, to the effect that:

  (a) DiaEm was duly organized under the laws of British Columbia; the corporate existence of DiaEm has been continued to the State of Wyoming, and DiaEm is a validly existing corporation in good standing under the laws of the State of Wyoming; and DiaEm has the corporate power and authority to consummate the merger as provided herein.

  (b) The authorized capital of DiaEm consists of 10,000,000 shares of common stock, no par value, of which 5,811,586 shares are issued and outstanding; no shares are held as treasury shares; and all of the issued and outstanding shares of common stock of DiaEm at the Effective Date are validly issued, fully paid, and non-assessable.


  (c) All corporate and other proceedings required under the British Columbia Company Act or otherwise to be taken by or on behalf of DiaEm to authorize DiaEm to be continued as if it had been incorporated under the laws of the state of Wyoming have been duly taken.

  (d) Such counsel does not know and has no reason to believe that any action, suit, proceeding, or investigation is pending or threatened against DiaEm which might result in a material adverse change in the properties, business or assets or in the condition (financial or otherwise) of DiaEm or that any action, suit, or proceeding by any governmental agency is pending which questions the legality, validity, or propriety of the continuance or this Agreement or of any action taken by the parties hereto or the shareholders of DiaEm pursuant to or in connection with such Agreement.

     In giving such opinions, such counsel may rely, as to matters of fact, upon certificates of officers of LKA, Subsidiary and DiaEm and as to matters of law upon opinions of other counsel satisfactory to them, provided that such counsel shall state that they believe that they are justified in relying upon such certificates and opinions and deliver copies thereof to LKA, Subsidiary and DiaEm prior to the Closing Date.

  8.4 Shareholders and Director Approval.   The directors and
      shareholders of DiaEm and the directors and shareholders of LKA shall have taken all corporate action necessary to effect the merger, and in the case of DiaEm to effect the continuance to the State of Wyoming and DiaEm shall have furnished LKA with certified copies of resolutions duly adopted by its directors and shareholders, in form and content satisfactory to counsel for LKA, in connection with the foregoing.

  8.5 No Lawsuit Against Merger.   No lawsuit challenging the legality
      of the transactions contemplated herein (including the continuance) shall have been instituted by any governmental agency or any other person which in the opinion of counsel of LKA is materially adverse.

  8.6 All Corporate Action Completed by September 30, 1988. All corporate action by DiaEm as set forth in this Agreement, including the approval of this Agreement and the filing of the Articles of Merger with the proper agencies of the States of Utah, Wyoming and Delaware must be completed by September 30, 1988, unless extended by mutual agreement.

                                ARTICLE IX
                                TERMINATION

     Anything contained in this Agreement to the contrary notwithstanding and notwithstanding approval of this Agreement by the shareholders of LKA and DiaEm, this Agreement may be terminated and the merger abandoned at any time prior to the Effective Date:

  9.1 By the mutual consent of the Boards of Directors of LKA and DiaEm.


  9.2 By written notice from LKA to DiaEm authorized by the directors of LKA if any of the conditions set forth in Article VIII of this Agreement have not been met or have not been waived by LKA.


  9.3 By written notice from DiaEm to LKA authorized by the directors of DiaEm if any of the conditions set forth in Article VII of this Agreement have not been met or have not been waived by DiaEm.


  9.4 By written notice of either LKA or DiaEm to the other, that any combination of shareholders of LKA or DiaEm are dissenting to the proposed merger or continuance so as to result, in the opinion of either LKA or DiaEm, in a requirement to pay more than $20,000 in cash to such dissenting shareholders.

                            ARTICLE X
                         MISCELLANEOUS

  10.1        Expense if Agreement Terminated.   If the transactions provided
      for in this Agreement shall not be consummated for any reason, each party hereto shall pay its own fees and expenses relating to this Agreement and the transactions contemplated herein.

  10.2        Governing Law.   This Agreement shall be governed by and
      construed in accordance with the laws of the State of Delaware.


  10.3        Partial Invalidity.   In case any one or more of the provisions
      contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not effect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

  10.4        Notices.   Any notices or other communication required or
      permitted to be given hereunder shall be sent by certified or registered mail, return receipt requested, first class postage prepaid or dispatched by telegram, addressed as follows:

                       If to DiaEm Resources, Ltd.:
                             c/o Ross Macdonald
                             1050 West Pender Street
                             Suite 1077
                             Vancouver, British Columbia  V6E3S7

                       If to LKA Holdings, Inc.:
                             c/o Kye A. Abraham
                             18000 Pacific Highway South
                             Suite 808
                             Seattle, Washington  96188

                       Copy to:
                             Richard J. Lawrence, Esq.
                             Suitter Axland Armstrong & Hanson
                             175 South West Temple, Suite 700
                             Salt Lake City, Utah  84101

  10.5        Successors and Assigns.   This Agreement shall be binding upon
      and inure to the benefit of the parties hereto and their respective successors and assigns.

  10.6        Amendment.   This Agreement may be amended from time to time
      (either before or after the shareholders of the Constituent
      Corporations have adopted this Agreement), pursuant to due authorization of the Board of Directors of the Constituent
      Corporations in writing duly executed by both Constituent
      Corporations.


  10.7        Waiver.   Either of the Constituent Corporations may, by a duly
      executed instrument in writing, waive the performance by the other party of any covenant or condition, or any breach of any representation, warranty, covenant, or condition of such other party contained in this Agreement.

  10.8        No Other Agreements.   This Agreement sets forth all of the
      terms and conditions by and between the parties hereto, and supersedes and replaces any prior agreements.


  10.9 Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to each of the other parties.

  10.10 Titles and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.


  10.11       Exhibits.   Exhibits to this Agreement shall be construed with
      and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

  10.12       Attorney's Fees.   In the event any action in law or equity or
      any arbitration or other proceeding is brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to reasonable attorney's fees and other costs reasonable uncured in such action or proceeding.

     IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger and Reorganization to be executed by their duly authorized officers on the day and year first above written.

                                      LKA HOLDINGS, INC.



                                     By: /s/  KYE A. ABRAHAM
                                        ----------------------------
                                        Kye A. Abraham, as President



                                      DIAEM RESOURCES, LTD.



                                     By: /s/  KYE A. ABRAHAM
                                         ----------------------------
                                         Kye A. Abraham, as President



                                      LKA INTERNATIONAL, INC.



                                     By: /s/  KYE A. ABRAHAM
                                         -----------------------------
                                         Kye A. Abraham, as President